Accounts Receivable, Net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 5 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	December 31, 2019	December 31, 2018
Trade accounts receivable from third-part customers	$22,376,370	$17,069,627
Less: allowances for doubtful accounts	(11,124,368)	(3,228,732)
Total accounts receivable from third-party customers, net	11,252,002	13,840,895
Add: accounts receivable, net, related parties	469,474	450,473
Accounts receivable, net	$11,721,476	$14,291,368

Due to a change in market conditions as affected by the COVID-19 outbreak and spread, the Company’s collection efforts did not result in a favorable outcome as compared to prior years. For the Company’s December 31, 2019 accounts receivable balance from third party customers, approximately $3.9 million, or 35% has been collected as of the date of this report and the remaining balance is expected to be substantially collected from customers before December 31, 2020.

The Company fully collected the December 31, 2019 accounts receivable from related parties as of the date of this report.

Allowance for doubtful accounts movement is as follows:

	December 31, 2019	December 31, 2018
Beginning balance	$3,228,732	$1,815,927
Bad debt provision	8,001,921	1,572,175
Foreign exchange translation	(106,285)	(159,370)
Ending balance	$11,124,368	$3,228,732

Below is the aging schedule of accounts receivable as of December 31, 2019 and 2018:

	December 31, 2019	December 31, 2018
Accounts Receivable Aging:
Less than 3 months	$5,387,285	$4,374,504
From 4 to 6 months	4,107,880	3,765,657
From 7 to 9 months	4,284,179	3,431,284
From 10 to 12 months	3,397,470	2,467,339
Over 1 year	5,669,030	3,481,316
Bad debt reserve	(11,124,368)	(3,228,732)
Accounts Receivable, net	$11,721,476	$14,291,368